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                                                                   EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Kaneb Services LLC:

         We consent to the use of our report incorporated by reference herein.


KPMG LLP
Dallas, Texas
July 17, 2001